UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

SHINECO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHINECO, INC.
Room 1001, Building T5,
DaZu Square, Daxing District,
Beijing, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 p.m. on June 19, 2018 Eastern Standard Time

To the Stockholders of Shineco, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” ) of Shineco, Inc. (the “Company” ) for use at the 2018 annual meeting of stockholders of the Company (the “Meeting” ) and at all adjournments and postponements thereof. The Meeting will be held Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, on Tuesday, June 19, 2018, at 9:00 p.m. EST, to consider and vote upon the following proposals:

1.	To re-elect Yuying Zhang, Sai (Sam) Wang, Jiping Chen, Ying (Teresa) Zhang, Yajun Shi, Leiger Yongman Yang, and Hua Yang (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board ”) until the next annual shareholders meeting and until their successors are duly re-elected and qualified; and

2.	To re-appoint Wei Wei & Co., LLP (“Wei”) as the Company’s independent registered public accounting firm for the year ending June 30, 2018.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” PROPOSAL No. 2.

Holders of record of the Company’s Common Stock at the close of business on May 2, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about June 1, 2018.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Yuying Zhang
Yuying Zhang
Chief Executive Officer
May 30, 2018

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to Be Held at 9:00 p.m. on June 19, 2018 Eastern Standard Time

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at comwww.proxyandprinting.com.

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SHINECO, INC.
PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

to be held on Tuesday, June 19, 2018, at 9:00 p.m., Eastern Standard Time
Room 1001, Building T5,
DaZu Square, Daxing District,
Beijing, People’s Republic of China

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on Tuesday, June 19, 2018, at 9:00 p.m., EST, at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China.

Stockholders are being asked to consider and vote upon proposals to (i) re-elect the Director Nominees to the Board to serve one-year terms, (ii) re-appoint Wei as our independent registered public accounting firm for the year ending June 30, 2018, and (iii) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to Shineco, Inc. as the “Company”, “the Company,” “we,” “us,” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on May 2, 2018 (the “Record Date”) may attend and vote at this Meeting. There were 21,234,072 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 11  of this proxy statement.

What is the proxy card?

The card enables you to appoint Yuying Zhang as your representative at this Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” proposal No. 2.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Island Stock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and
●	according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;
●	FOR the selection of Wei as our independent registered public accounting firm for year ending June 30, 2018; and

●	According to the best judgment of Yuying Zhang if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or
●	attending this Meeting and voting in person.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to re-elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to re-appoint Wei as the Company’s independent registered public accounting firm for year ending June 30, 2018?

The proposal to re-appoint Wei to serve as our independent registered public accounting firm for 2018 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Yuying Zhang at (+86) 10-87227366 or by sending a letter to the offices of the Company at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of Shineco, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on June 19, 2018, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about June 1, 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on June 19, 2018, at 9:00 p.m., EST, at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, or such other date, time and place to which the Meeting may be adjourned or postponed.

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Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To re-elect the Director Nominees to serve on the Company’s Board of Directors until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To re-appoint Wei as our independent registered public accounting firm for the year ending June 30, 2018; and

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on May 2, 2018, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 21,234,072 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 21,234,072 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (re-election of each of the Director Nominees) requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (re-appointment of Wei to serve as our independent registered public accounting firm for year ending June 30, 2018) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Shineco, Inc., Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

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Who Can Answer Your Questions About Voting Your Shares

You can contact Yuying Zhang at (+86) 10-87227366 or by sending a letter to the offices of the Company at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China. The Company’s telephone number at such address is (86) 512 6396-0022.

PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Current Position
YuYing Zhang	64	Chair of the Board, Chief Executive Officer, and Director

Sai (Sam) Wang	32	Chief Financial Officer and Director

Jiping Chen	67	Director

Ying (Teresa) Zhang	38	Director (Independent), Chairman of Audit Committee

Yajun Shi	39	Director (Independent), Chairman of Compensation Committee

Leiger Yongmin Yang	40	Director (Independent)

Hua Yang	46	Director (Independent), Chairman of Nominating Committee

Information Regarding the Company’s Directors and the Nominees

YuYing Zhang, age 64, has been Chairman of Shineco since 2011 and is the Chairman and CEO of the Company. He was the principal founder of Tenet-Jove, which was established in 1995 with his research and development of Luobuma functional fiber healthcare products. He has been the Chairman and CEO of Tenet-Jove since December 2003; under his leadership, Tenet-Jove has worked with more than 20 research institutions and enterprises and has obtained numerous national invention and new product patent rights for Luobuma product development. He also serves as a director in Tianjin Tenet Huatai Technological Development Co., Ltd. since 2003. From April 2014 to December 2014, he was the Chairman of the Board of Beijing Huiyin Ansheng Asset Management Co., Ltd. From 1995 to December 2003, he served as general manager of Tianjin Balas Technological Development Co., Ltd. Prior to starting Tenet-Jove in 1995, he was the deputy director at the Army Institute of Integrative Medicine. From 1991 to 1994, he was the Executive Director and Deputy General Manager at Shan Haidan Pharmaceutical Group, where he was responsible for strategic development planning and marketing. Mr. Zhang is a senior economist with a bachelor’s degree from China Central Radio and Television University in China. Mr. Zhang was chosen as director because of his knowledge and extensive experience in research and development and management.

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Sai (Sam) Wang, age 32, became our Chief Financial Officer in February 2015 and Director since 2016. Mr. Wang has worked for Shineco, Inc. since 2011 where he served as Financial Controller until his appointment as our Chief Financial Officer. Mr. Wang has been the supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014. He serves as the General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012. Prior to joining Shineco, he worked for Citibank in Shenzhen from 2008 until 2011, where he served as Manager of Corporate Finance. Mr. Wang obtained a Masters in Commerce with a concentration in applied finance from The University of Queensland in 2010. In 2008, he received a bachelor’s degree in Accounting from Griffith University in Australia. Mr. Wang was chosen as a director because he has profound knowledge of our industry and he is experienced with our financial matters.

Jiping Chen, age 67, has been a director for Shineco since 2011. Mr. Chen has served as Chairman, General Manager and Legal Representative of Ankang Longevity Group since 2006. Mr. Chen worked at Ankang Longevity Group where he was a marketing manager from 1985 to 1992.. He has also served as a supervisor of Ankang Longevity Pharmaceutical (Group) Traditional Chinese Medicine Management Co., Ltd. since 2015. Since 2014, he has been Executive Director of Ankang Longevity Pharmaceutical (Group) Ziyang Longevity Traditional Chinese Medicine Materials Planting Co., Ltd. Since 2011 he has served as a supervisor of Ankang Longevity Real Estate Development Co., Ltd. He has also served as the Chairman of Board and General Manager of Ankang Longevity Pharmaceutical Group Pharmaceutical Industry Co., Ltd. since 2008. During 2008 to 2014, he served as a director of Ankang Longevity Pharmaceutical Group Breeding and Planting Co., Ltd. Since 2004, he has been the legal representative and Chairman of Board of Ankang Longevity Pharmaceutical (Group) Traditional Chinese Medicine Decoction Pieces Co., Ltd. He serves as legal representative and General Manager of Ankang Longevity Pharmaceutical Group Chain Co., Ltd. since 2003. Since 2002, Mr. Chen has been the Chairman of Board and General Manager of Ankang Longevity Pharmaceutical Group Purchasing Station Co., Ltd. From February 1975 to September 1985, Mr. Chen worked at the Ankang Area Public Bus Company where he served as company staff. From February 1973 to January 1975, he worked for Ankang County. Mr. Chen completed his three-year college education in Chinese Traditional Medicine major in Shannxi College of Chinese Traditional Medicine in 1997. Mr. Chen was chosen as director because of his experience in the traditional Chinese medicine business and his familiarity with Ankang Longevity Group’s operations.

Ying (Teresa) Zhang, age 38, has been a director for Shineco since October 2014. From 2014 to July 2016, she had served as the director in Beijing Huiyin Ansheng Assets Management Co., Ltd., which is a related party to Shineco. Since October 2010, Ms. Zhang has served as a director for Mixbox Co. Ltd., an international chain store management company. From January 2010 through December 2010, she had served as the chief financial officer and a director of Cleantech Solutions International, Inc., a U.S. public company (NASDAQ: CLNT) that manufactures wind power equipment in China. Ms. Zhang has served as a director in Shiqiao (Tianjin) Investment Consulting Co., Ltd. since 2009. Ms. Zhang was previously an auditing manager at GC Alliance HK CPA in Beijing from July 2005 until January 2010, where she provided auditing services to China-based companies. From January 2003 through June 2005, Ms. Zhang served as a liaison officer for the Australian-Chinese Friendship Business Association, a trade organization, and from July 2000 to September 2002 she was an auditor at Ernst & Young in Beijing. Ms. Zhang is not currently working with or serving entities that are related to or affiliated with the Company. Ms. Zhang is a certified practicing accountant in Australia. She received a bachelor degree in international accounting from Renmin University in China in 1996 and a master’s degree in accounting from Macquarie University in Australia in 2005. Ms. Zhang was chosen to serve as a member of the board of directors because of her experience with U.S. GAAP, as well as her extensive prior work experience and educational background in the accounting field.

Yajun Shi, age 39, has been a director for Shineco since October 2014. He is an associate professor and supervisor of postgraduate education at Shaanxi University of Chinese Medicine, is currently the vice president of the College of Pharmacy of Shaanxi University of Chinese Medicine, and is the director of the instrument center and committee member of the Traditional Chinese Medicine Chinese Drugs Pharmaceutics Association. Mr. Shi graduated from Shaanxi University of Chinese Medicine in June 1999 with a doctor degree, and has been engaging in new medicine development in The Fourth Military Medical University, the Pharmaceutical Research Institute and Shaanxi Tiansen Medicine Development Company. In July 2003, Mr. Shi received his Master’s Degree from the College of Pharmacy of Shaanxi University of Chinese Medicine. In June 2012, Mr. Shi received Doctor of Medicine degree (M.D.) from Chengdu University of Traditional Chinese Medicine where he specialized in traditional Chinese medicine preparation. Mr. Shi’s major research efforts are focused on traditional Chinese medicine and health products, focusing on the basic study and application of a Chinese medicine nasal drug application system, the study of traditional Chinese medicine powder characterization, and the modification and the adaptability, as well as the research and development of, healthy foods. Mr. Shi has published more than 40 academic papers, and compiled and published six professional books. Mr. Shi was chosen as a director because of his extensive knowledge and research of traditional Chinese medicines.

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Leiger Yongmin Yang, age 40, has been a director for Shineco since January 2015. He has served as a director in Beijing Lanzhong Time Internet Science and Technology Co., Ltd. since 2014. Mr. Yang founded in 2012 China Offshore Financial Group (COFG), a professional offshore financial services provider, focused on financial services for private equity and venture capital firms, outbound and inbound investments, international trading, family trusts, and tax planning. Prior to founding COFG, Mr. Yang served as the General Manager of the Offshore Incorporations Limited Group & Vistra Group (OV Group) beginning in 2010. The OV Group focuses on the formation and maintenance of offshore companies, fund formation and fund administration, immigration and trust services. Mr. Yang has also worked as Chief Editor of the Chinese Asian Venture Capital Journal since 2006, where he is responsible for content of the weekly Chinese Asian Venture Capital Journal. From 2003 to 2011, he was the director of Zhiyuan Rongtong Investment Management Consulting (Beijing) Co., Ltd. Mr. Yang has spent the major part of his career in the private equity and venture capital sectors. Mr. Yang holds a Bachelor of Journalism degree from Jilin University in China. He was chosen as a director because of his hands-on experience in the private equity and venture capital sectors and his strong network with leading venture capital and private equity firms, law firms, accounting firms and banks in China.

Hua Yang, age 46, has been a director for Shineco since 2016. Ms. Yang has been a Partner and attorney in the Grandall Law Firm in Beijing since March 2007. From 2006 to 2011, she served as a director of Beijing Shichen International Consulting Co., Ltd. Her practice area covers Corporation Law, foreign investments, international litigation and arbitration. She provides services in the industries including civil aviation, agriculture biotechnology and nuclear power. From 2001 to 2007, Ms. Yang was a lawyer in the Beijing Weiheng Law Firm. She was also a visiting attorney for Canada Fraser Milner Casgrain LLP and Pothier Delisle Law Office during 2002 to 2003. Before that, she was the Legal Manager of Weihai International Trust and Investment Corporation during 1995 to 1999. Ms. Yang received her degree of Master of Laws in Indiana University in 2006. She also graduated from Renmin University of China with a degree of Master of Laws in 2001. She obtained a Bachelor’s degree of Laws from Northwest University of Political Science and Law in 1995 in China. We have chosen Ms. Yang to serve as a director because of the perspective she brings to legal matters in China and her rich experience in Corporate Law and foreign investments.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the re-election to the Board of all of the Director Nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Ying (Teresa) Zhang, Yajun Shi, Leiger Yongmin Yang and Hua Yang are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Upon re-election, Ying (Teresa) Zhang, Hua Yang, and Leiger Yongmin Yang will be members of our Audit Committee, where Ms. Zhang shall serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

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We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;
●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;
●	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
●	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;
●	oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;
●	reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and
●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Ms. Zhang possesses accounting or related financial management experience that qualifies her as an "audit committee financial expert" as defined by the rules and regulations of the SEC.

Compensation Committee

Upon re-election, Ying (Teresa) Zhang, Leiger Yongmin Yang, Yajun Shi will be members of our Compensation Committee and Mr. Shi shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Upon re-election, Ying (Teresa) Zhang, Hua Yang and Yajun Shi will be the members of our Nominating and Governance Committee where Mr. Hua Yang shall serve as the chairwoman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Family Relationships

There are no family relationships between or among the Director Nominees or other executive officers of the Company.

8

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“ Exchange Act ”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our directors for the fiscal year ended June 30, 2017.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)(1)
YuYing Zhang	$-	-	-	-	-
Sai (Sam) Wang	$10,000	-	-	-	10,000
Jiping Chen	$10,000	-	-	-	10,000
Ying (Teresa) Zhang	$25,000	-	-	-	25,000
Yajun Shi	$10,000	-	-	-	10,000
Leiger Yongmin Yang	$10,000	-	-	-	10,000
Hua Yang	$10,000	-	-	-	10,000

(1)	All cash compensation was paid in RMB. The amounts in the foregoing table have been converted into U.S. Dollar at the conversion rate at 1 RMB to 0.1475 USD.

9

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Yuying Zhang	65	Chair of the Board, Chief Executive Officer, and Director
Sai (Sam) Wang	32	Chief Financial Officer and Director

YuYing Zhang, has been Chairman of Shineco since 2011 and is the Chairman and CEO of the Company. He was the principal founder of Tenet-Jove, which was established in 1995 with his research and development of Luobuma functional fiber healthcare products. He has been the Chairman and CEO of Tenet-Jove since December 2003; under his leadership, the company has worked with more than 20 research institutions and enterprises and has obtained numerous national invention and new product patent rights for Luobuma product development. He also serves as a director in Tianjin Tenet Huatai Technological Development Co., Ltd. since 2003. From April 2014 to December 2014, he was the Chairman of the Board of Beijing Huiyin Ansheng Asset Management Co., Ltd. From 1995 to December 2003, he served as general manager of Tianjin Balas Technological Development Co., Ltd. Prior to starting Tenet-Jove in 1995, he was the deputy director at the Army Institute of Integrative Medicine. From 1991 to 1994, he was the Executive Director and Deputy General Manager at Shan Haidan Pharmaceutical Group, where he was responsible for strategic development planning and marketing. Mr. Zhang is a senior economist with a bachelor degree from China Central Radio and Television University in China. Mr. Zhang was chosen as director because his knowledge and extensive experience in research and development and management.

Sai (Sam) Wang, became our Chief Financial Officer in February 2015 and Director since 2016. Mr. Wang has worked for Shineco, Inc. since 2011 where he served as Financial Controller until his appointment as our Chief Financial Officer. Mr. Wang has been the supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014. He serves as the General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012. Prior to joining Shineco, he worked for Citibank in Shenzhen from 2008 until 2011, where he served as Manager of Corporate Finance. Mr. Wang obtained a Masters in Commerce with a concentration in applied finance from The University of Queensland in 2010. In 2008, he received a bachelor’s degree in Accounting from Griffith University in Australia. Mr. Wang was chosen as a director because he has profound knowledge of our industry and he is experienced with our financial matters.

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)		Total ($)

YuYing Zhang	2017	120,000	-	-	-	18,180	(2)	138,180
(CEO) (1)	2016	38,709	-	-	-	14,567	(2)	53,276
Sai (Sam) Wang	2017	99,600	-	-	-	10,000	(3)	109,600
(CFO)	2016	16,600	-	-	-	10,000	(3)	26,600

(1)	Salaries were paid in RMB.

(2)	Mr. Zhang receives monthly payments for rent for his personal home and parking.

(3)	Sai (Sam) Wang receives annual compensation for serving as a member of the Company’s board of directors.

Grants of Plan Based Awards in the Fiscal Year Ended June 30, 2017

During the fiscal year ended June 30, 2017, the Company has not adopted any incentive plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

Generally

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us. At this time, we have no employment agreements with any of our executive officers.

10

Section 16 Compliance

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors and greater than 10% stockholders were made.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date for our officers, directors, director nominees and 5% or greater beneficial owners of common stock. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

The following table sets forth information, as of May 11, 2018, regarding the beneficial ownership of our common stock by any person known to us to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all of our directors and executive officers as a group. Unless otherwise noted, our officers and directors utilize the following address for correspondence purposes: Shineco, Inc., Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership		Percent (%) of Class
Yuying Zhang	common	1,343,140	(1)	6.33%
Sai (Sam) Wang	common	749,645		3.5%
Jiping Chen	common	2,194,115		10.33%
Ying (Teresa) Zhang	common	20,000		*
Leiger Leiger Yongmin Yang	common	-		-
Hua Yang	common	-		-
Yajun Shi	common	-		-

All Officers and Directors as a Group (7 total)	common	4,306,900		20.28%

5% Shareholders Not Mentioned Above:
Xiaoyan Chen	common	1,088,067		5.12%
Qiwei Wang	common	1,109,908		5.23%

* less than 0.1%

(1)	Includes 200,000 shares owned by Min Zhao, the wife of YuYing Zhang. By virtue of this relationship, each of Ms. Zhao and Mr. Zhang may be deemed to share beneficial ownership of the shares of our company held by each of them. Mr. Zhang disclaims beneficial ownership of these shares.

11

Certain Relationships and Related Transactions

DUE FROM RELATED PARTIES

The Company had previously made temporary advances to certain shareholders of the Company and to other entities that are either owned by family members of those shareholders or to other entities that the Company has investments in. Those advances are due on demand, non-interest bearing.

As of March 31, 2018 and June 30, 2017, the outstanding amounts US$ due from related parties consist of the following

	March 31, 2018	June 30, 2017

Yang Bin	$159,218	$147,550
Zhang Xin	98,716	91,480
Chang Song	62,891	73,037
Zhang Xinyu	-	61,441
Zhang Hua	-	28,034
Beijing Huiyinansheng Asset Management Co., Ltd	23,883	22,132
Zhang Yuying	-	15,567
Wang Qiwei	64,485	8,117
Tian Shuangpeng	-	1,475
	$409,193	$448,833

DUE TO RELATED PARTIES

As of March 31, 2018 and June 30, 2017, the Company had related party payables of US$ 206,885 and US$ 257,880, respectively, mainly due to the principal shareholders or certain relatives of the shareholders of the Company who lend funds for the Company’s operations. The payables are unsecured, non-interest bearing and due on demand.

	March 31, 2018	June 30, 2017

Wu Yang	101,979	94,505
Wang Sai	6,878	71,942
Zhao Min	98,028	91,433
	$206,885	$257,880

SALES TO RELATED PARTIES

For the nine and three months ended March 31, 2018, the Company recorded sales to Shaanxi Pharmaceutical Group Pai’ang Medicine Co. Ltd. (“Shaanxi Pharmaceutical Group”), a related party (our VIE entity, Ankang Longevity Pharmaceutical (Group) Co., Ltd. (“Ankang Longevity Group”) is a 49% participant in two equity investment companies with Shaanxi Pharmaceutical Group), of US$ 2,388,488 and US$ 786,854, respectively. For the nine and three months ended March 31, 2017, the Company recorded sales to Shaanxi Pharmaceutical Group  of US$ 2,562,560 and US$ 879,956, respectively. As of March 31, 2018 and June 30, 2017, the balance of accounts receivable due from Shaanxi Pharmaceutical Group was US$ 2,927,705 and US$ 2,205,453, respectively.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee consisting of independent directors, is charged with reviewing and approving all agreements and transactions with related parties.

12

PROPOSAL NO. 2 — RE-APPOINTMENT OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Wei to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2018.

We are asking our stockholders to re-appoint Wei as our independent registered public accounting firm. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by Wei that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Wei are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of Wei will not make a statement at the Meeting.

Principal Accountant Fees and Services

Audit Fees.

The aggregate fees billed by Wei, Wei & Co., LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended June 30, 2017 and 2016 totaled $150,000 and $210,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

All Other Fees.

None

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by Wei in 2017. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Wei.

Vote Required

Proposal No. 2 (the re-appointment by the Audit Committee of Wei to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” re-appointment of the appointment of Wei as the independent registered public accountants of the Company.

13

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the re-appointment of Wei as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB” ) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2017 for filing with the SEC.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act” ), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals for 2019 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, Attention: Chief Executive Officer, no later than January 31, 2019.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2019 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Shineco, Inc., Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China, Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

14

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Island Stock Transfer, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at www.proxyandprinting.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended June 30, 2017. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Island Stock Transfer, LLC, by calling (727) 289-0010, or by forwarding a written request addressed to Island Stock Transfer, LLC, 15500 Roosevelt Blvd. Suite 301, Clearwater, FL 33760. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting Island Stock Transfer, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2017. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2017 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Yuying Zhang, our Chief Executive Officer, at Room 1001, Building T5, DaZu Square, Daxing District, Beijing, People’s Republic of China or by telephone on (+86) 10-87227366.

15

Form of Proxy Card

SHINECO, INC.

PROXY FOR 2018 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, June 19, 2018

THE BOARD RECOMMENDS A VOTE FOR

THE PROPOSAL AND NOMINEES.

I. To re-elect Yuying Zhang, Sai (Sam) Wang, Jiping Chen, Ying (Teresa) Zhang, Yajun Shi, Leiger Yongman Yang, and Hua Yang to serve on the Company’s Board of Directors until the next annual shareholders meeting and until their successors are duly re-elected and qualified; and

___ FOR	___ AGAINST	___ ABSTAIN

II. To re-appoint Wei, Wei & Co., LLP as the Company’s independent registered public accounting firm for year ending June 30, 2018.

___ FOR	___ AGAINST	___ ABSTAIN

This Proxy is solicited on behalf of the management of Shineco, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: www.proxyandprinting.com click on Vote Your Proxy

TO VOTE BY EMAIL: akotlova@islandstocktransfer.com

TO VOTE BY FAX: Please fax this proxy card to 1.727.289.0069

TO VOTE BY MAIL: Please sign, date and mail to

Anna Kotlova

15500 Roosevelt Blvd, Suite 301

Clearwater, FL 33760

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Signature of Joint Shareholder

Dated: